                                                                    EXHIBIT 99.1


         MATHSOFT RELEASES RESULTS FOR DECEMBER QUARTER, REPORTS RECORD
                               QUARTER NET INCOME

     CAMBRIDGE, Mass., January 15, 1998 - MathSoft, Inc. (Nasdaq: MATH) today reported record quarterly net income of approximately $755,000, or $0.08 per share, for its fiscal second quarter ended December 31, 1997. These earnings compare to a net loss of $600,000, or $0.07 per share, for the corresponding quarter of its last fiscal year and a net income of approximately $350,000, or $0.04 per share, for the preceding quarter ended September 30, 1997.

     MathSoft reported net revenues for the quarter ended December 31, 1997 of approximately $6.7 million compared to net revenues for the same quarter of the prior year of approximately $5.0 million and $6.4 million for the preceding quarter ended September 30, 1997. Today President and CEO Charles Digate commented, "We are quite pleased with our financial results this quarter. Continued strong performance from Mathcad and improved performance from the recently refreshed S-PLUS product line coupled with margin improvements all contributed to the best quarter of profits the Company has ever experienced. Our cash position at $4.1M is back to a healthy level and we believe our prospects are bright. We presently expect to continue to maintain profitability in the next couple of quarters as the current Mathcad product cycle comes to an end prior to the next major release of Mathcad currently scheduled for this coming summer."

     Founded in 1984, MathSoft is a leading provider of design and analysis software for technical professionals, business analysts and students. The Company has more than one million users of its Mathcad(R), StudyWorks(TM), S-PLUS(R), MathSoft StatServer(R) and Axum(R) software worldwide. Users include professionals worldwide at more than 90% of the Fortune 1,000 companies and over 500 government installations, and students and faculty at over 2,000 colleges and universities. MathSoft product information can be obtained via the MathSoft Store located at http://www.mathsoft.com, by phone at 1-800-628-4223, by fax at 617-577-8829 or by mail at 101 Main Street, Cambridge, MA 02142.

     Information contained in this document which refers to MathSoft's future financial performance represents management's best estimate at the present time and actual results could differ materially from present estimates. Factors that might cause such differences include, but are not limited to the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; and the ability to enhance current products and to introduce new products in a timely fashion. Please refer to the cautionary statements appearing in MathSoft's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause MathSoft's actual results to differ materially from those discussed in the forward-looking statements.

The MathSoft logo, Axum, S-PLUS, Mathcad and StatServer are registered trademarks and MathConnex and StudyWorks! are trademarks of MathSoft, Inc.


                                             MATHSOFT, INC. AND SUBSIDIARIES
                                          CONSOLIDATED CONDENSED BALANCE SHEETS
                                                     (IN THOUSANDS)
                                                       (UNAUDITED)

                                                         ASSETS

                                                                DEC. 31              SEPT. 30               DEC. 31
                                                                 1997                  1997                  1996
                                                                -------              --------               -------
CURRENT ASSETS:
     Cash, cash equivalents and short-term
       investments                                              $4,134                $2,708                $ 3,916
     Accounts receivables, net                                   2,528                 3,132                  2,824
     Other receivables                                             944                 1,061                    806
     Inventories                                                   255                   271                    537
     Prepaid expenses                                              234                   369                    446
                                                                ------                ------                -------
           Total current assets                                  8,095                 7,541                  8,529
                                                                ------                ------                -------

PROPERTY AND EQUIPMENT, NET                                      1,549                 1,537                  1,629

OTHER ASSETS:
     Purchased technology, net                                      70                   108                    396
     Other assets                                                   98                    69                     74
                                                                ------                ------                -------

         TOTAL ASSETS                                           $9,812                $9,255                $10,628
                                                                ======                ======                =======

                                            LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                DEC. 31              SEPT. 30               DEC. 31
                                                                 1997                  1997                  1996
                                                                -------              --------               -------

CURRENT LIABILITIES                                             $6,225                $6,451                $ 5,343

OTHER LONG-TERM LIABILITIES                                         92                   182                     47

STOCKHOLDERS' EQUITY                                             3,495                 2,622                  5,238
                                                                ------                ------                -------


         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $9,812                $9,255                $10,628
                                                                ======                ======                =======

                                                  MATHSOFT, INC. AND SUBSIDIARIES
                                          Consolidated Condensed Statements of Operations
                                               (in Thousands, except per share data)
                                                            (Unaudited)


                                                                      Three Months Ended                      Six Months Ended
                                                            Dec. 31,      Sept. 30,       Dec. 31,               December 31,
                                                              1997          1997            1996             1997             1996
                                                            --------      ---------       --------          -------         -------
Revenues:
    Software licenses                                        $5,694         $5,432         $ 4,341          $11,126         $ 8,265
    Services and other                                          975            923             611            1,898           1,213
                                                             ------         ------         -------          -------         -------
       Total revenues                                         6,669          6,355           4,952           13,024           9,478
                                                             ------         ------         -------          -------         -------
Cost of Revenues:
    Software licenses                                           868            949             796            1,817           1,579
    Services and other                                          350            352             213              702             404
                                                             ------         ------         -------          -------         -------
       Total cost of revenues                                 1,218          1,301           1,009            2,519           1,983
                                                             ------         ------         -------          -------         -------
       Gross profit                                           5,451          5,054           3,943           10,505           7,495
                                                             ------         ------         -------          -------         -------
Operating Expenses:
    Sales and marketing                                       2,547          2,622           2,582            5,169           5,007
    Research and development                                  1,414          1,402           1,287            2,816           2,378
    General and administrative                                  739            679             715            1,418           1,241
                                                             ------         ------         -------          -------         -------
       Total operating expenses                               4,700          4,703           4,584            9,403           8,626
                                                             ------         ------         -------          -------         -------

       Income (Loss) from Operations                            751            351            (641)           1,102          (1,131)

Interest Income, net                                             12              9              40               21              80
                                                             ------         ------         -------          -------         -------
       Income (Loss) Before Provision
          for Income Taxes                                      763            360            (601)           1,123          (1,051)

Provision for Income Taxes                                        8             10               0               18              15
                                                             ------         ------         -------          -------         -------
       Net Income (Loss)                                     $  755         $  350         $  (601)         $ 1,105         $(1,066)
                                                             ======         ======         =======          =======         =======

Basic earnings (loss) per share:                             $ 0.08         $ 0.04         $ (0.07)         $  0.12         $ (0.12)
                                                             ======         ======         =======          =======         =======

Diluted earnings (loss) per share:                           $ 0.08         $ 0.04         $ (0.07)         $  0.11         $ (0.12)
                                                             ======         ======         =======          =======         =======


Common Shares Outstanding                                     9,098          9,024           8,769            9,069           8,693

Dilutive Effect of Stock Options                                869            767            --                875            --
                                                             ------         ------         -------          -------         -------

Common Shares Assuming Dilution                               9,967          9,791           8,769            9,944           8,693
                                                             ======         ======         =======          =======         =======